                                                                     EXHIBIT 4.1


                         INCORPORATED UNDER THE LAWS
                             OF THE STATE OF TEXAS



COMMON STOCK                                                    COMMON STOCK
                             TEMPORARY CERTIFICATE:
  [NUMBER]                                                        [SHARES]
                EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY.          CUSIP 976908 10 3
                                                               SEE REVERSE FOR
                              BEARCOM GROUP, INC.            CERTAIN DEFINITIONS
                                                               AND LIMITATIONS


THIS CERTIFIES THAT











is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUES
                                .01 PER SHARE OF

BEARCOM GROUP, INC. transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until counter-signed by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.


   SPECIMEN


/s/ JOHN P. WATSON      CHAIRMAN       [SEAL OF TEXAS]
                                      BEARCOM GROUP, INC.
     Dated

/s/ KENNETH H. DOLL     SECRETARY



                                 COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       (NEW YORK, NEW YORK)       TRANSFER AGENT
                                                                   AND REGISTRAR

                                                  BY

                                                            AUTHORIZED SIGNATURE
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                              BEARCOM GROUP, INC.

         NO SHAREHOLDER HAS ANY PREEMPTIVE RIGHT TO ACQUIRE ANY UNISSUED OR TREASURY SECURITIES OF THE CORPORATION. A COMPLETE STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS IS SET FORTH IN THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED (THE "ARTICLES OF INCORPORATION"), ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         THE ARTICLES OF INCORPORATION OF THE CORPORATION AUTHORIZE THE CORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.


          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   TAX IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ________, 19_____.


                                     (SIGNATURE)

                                     X
                                     _______________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     (SIGNATURE)

                                     X
                                     ________________________________________

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.


                                     SIGNATURE(S) GUARANTEED BY:

                                     ________________________________________